UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 6, 2011

Urologix, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-28414	41-1697237
(Commission File Number)	(I.R.S. Employer Identification No.)

14405 21st Avenue North Minneapolis, MN	55447
(Address Of Principal Executive Offices)	(Zip Code)

(763) 475-1400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A (Amendment No. 2) amends and supplements the Current Report on Form 8-K of Urologix, Inc. (“Urologix”), filed with the Securities and Exchange Commission on September 9, 2011 (the “Initial Form 8-K”) and first amended on November 18, 2011 (the “Amended Form 8-K”).

The Initial Form 8-K included as Exhibit 10.1 that certain License Agreement dated as of September 6, 2011 by and among Medtronic, Inc., Medtronic VidaMed, Inc., and Urologix, Inc. and as Exhibit 10.2 that certain Transition Services and Supply Agreement dated as of September 6, 2011 by and between Medtronic, Inc. and Urologix, Inc. Portions of Exhibit 10.1 and Exhibit 10.2 to the Initial Form 8-K were deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

This Form 8-K/A (Amendment No. 2) is being filed solely to include revised versions of Exhibit 10.1 and 10.2 consistent with an amended request for confidential treatment under Rule 24b-2. There are no changes to the other information provided by Urologix in the Initial Form 8-K or Amended Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	License Agreement dated as of September 6, 2011 by and among Medtronic, Inc., Medtronic VidaMed, Inc., and Urologix, Inc. **
10.2	Transition Services and Supply Agreement dated as of September 6, 2011 by and between Medtronic, Inc. and Urologix, Inc. **
10.3	Acquisition Option Agreement dated as of September 6, 2011 by and among Medtronic VidaMed, Inc., Medtronic, Inc., and Urologix, Inc. †
10.4	Asset Purchase Agreement dated as of September 6, 2011 by and among Medtronic VidaMed, Inc., Medtronic, Inc., and Urologix, Inc. †
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm^^
99.1	Audited Statement of Assets Acquired and Statement of Revenue and Direct Expenses of the Prostiva Business as of and for the years ended April 29, 2011 and April 30, 2010, the accompanying notes thereto and the related Independent Auditors’ Report, the Unaudited Statement of Assets Acquired as of the Three Months Ended July 29, 2011 and Statements of Revenue and Direct Expenses of the Prostiva Business as of and for the Three Months Ended July 29, 2011^^
99.2	Unaudited Pro Forma Combined Balance Sheet of Urologix, Inc. as of June 30, 2011 and the accompanying notes thereto^^

†	Filed as an exhibit of the same number to the Initial Form 8-K
^^	Filed as an exhibit of the same number to the Amended Form 8-K
**	Certain portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 24b-2. Spaces corresponding to the deleted portions are represented by brackets with asterisks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UROLOGIX, INC.

By	/s/ Brian J. Smrdel
Brian J. Smrdel Chief Financial Officer

Date: December 27, 2011